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                                                                    Exhibit 10.3


                                    EXHIBIT B

                               FINANCIAL COVENANTS

Borrower shall remain in compliance with the following financial covenants:

1.       SENIOR DEBT TO CAPITAL  SHALL NOT EXCEED 3.0.  Except  however,  Lender
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         agrees to forebear Borrower's  non-compliance with this covenant during the first 5 months of Borrower's operations.
2.       Senior Debt shall consist of all of Borrower's  liabilities except debt
         which  has  been   specifically   subordinated.   Capital  consists  of
         Borrower's equity plus subordinated debt.
3. Borrower shall not cause or allow any material disbursement or distribution of funds to any party except in the normal course of business and as generally outlined in Borrower's Business Plan.
4. Borrower shall pay all costs associated with the administration of this line.


                              REPORTING OBLIGATIONS

Borrower   shall  provide  to  Lender  any  and  all  financial  and  collateral information that Lender may reasonably request, including:

a. Monthly Compliance Certificate. b. Monthly internally prepared financial statements.
c. Monthly internally prepared collateral reports showing the amount of line advances and the identification, status and eligibility of all real estate loans.
d.       Fiscal year end financial statements, audited by an acceptable CPA.



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Warehousing Line of Credit Promissory Note - Exhibit B               Page 1 of 1


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